SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report: December 31, 2000


                    FRANCHISE FINANCE CORPORATION OF AMERICA
             (Exact name of Registrant as Specified in Its Charter)


         Maryland                      1-13116                 86-0736091
(State or other jurisdiction         (Commission             (IRS Employer
     of incorporation)               File Number)         Identification Number)


      17207 NORTH PERIMETER DRIVE, SCOTTSDALE, AZ                85255
       (Address of Principal Executive Offices)                (Zip Code)


                                 (480) 585-4500
               Registrant's telephone number, including area code


                                      NONE
          (Former Name or Former Address, if Change Since Last Report)

ITEM 5.  OTHER EVENTS.

     On December 31, 2000, the Registrant changed its state of incorporation from Delaware to Maryland (the "Re-Incorporation"). The Re-Incorporation was approved by a majority of the Registrant's shareholders at the Registrant's Annual Meeting held on May 10, 2000. The Re-Incorporation was accomplished by merging the Registrant with and into its wholly owned subsidiary, FFCA Maryland Corp., a Maryland corporation, with FFCA Maryland Corp. surviving the merger. In connection with the merger, FFCA Maryland Corp. changed its name to Franchise Finance Corporation of America. The Registrant, as the successor entity in the merger, hereby formally adopts the registration statements of Franchise Finance Corporation of America, a Delaware corporation. The Articles of Merger filed with the Secretary of State of the State of Maryland are attached hereto as
Exhibit 2.01. The Certificate of Ownership and Merger filed with the Secretary of State of the State of Delaware is attached hereto as Exhibit 2.02. The Bylaws of the Registrant are attached hereto as Exhibit 3.02.

     On January 1, 2001, the Registrant renewed its $600 million loan sale facility with Morgan Stanley Securitization Funding Inc. ("MSSF"), an affiliate of Morgan Stanley & Co. Incorporated. The loan sale facility permits subsidiaries of the Registrant to sell loans (the "Loans") on a regular basis to FFCA Franchise Loan Owner Trust 1998-1 (the "Trust") for an agreed upon price. The Loans will be originated by FFCA Acquisition Corporation, which will sell the Loans to FFCA Loan Warehouse Corporation ("Warehouse"). Warehouse will deposit the Loans into the Trust and the Trust will issue notes (the "Notes") which will be secured by the Loans. MSSF will purchase the Notes from the Trust. Upon the sale of the Loans, the Registrant will act as the servicer for the Loans and Warehouse will own the Trust.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits.

     2.01 Articles of Merger between FFCA Maryland Corp. and Franchise Finance Corporation of America.

     2.02 Certificate of Ownership and Merger merging Franchise Finance Corporation of America into FFCA Maryland Corp.

     3.01 The Amendment and Restatement of Charter of Franchise Finance Corporation of America is included in Exhibit 2.01, and is incorporated herein by reference.

     3.02      Bylaws of Franchise Finance Corporation of America.

    99.01 Third Amended and Restated Sale and Servicing Agreement, dated as of January 1, 2001, among FFCA Franchise Loan Owner Trust 1998-1, FFCA Loan Warehouse Corporation, FFCA Acquisition Corporation, Franchise Finance Corporation of America and LaSalle Bank National Association f/k/a LaSalle National Bank.

    99.02 Amended and Restated Note Purchase Agreement, dated as of January 1, 2001, among FFCA Franchise Loan Owner Trust 1998-1, FFCA Acquisition Corporation, FFCA Loan Warehouse Corporation, and Morgan Stanley Securitization Funding Inc.

    99.03 Fifth Amended and Restated Indenture Supplement, dated as of January 1, 2001, between FFCA Franchise Loan Owner Trust 1998-1 and LaSalle Bank National Association f/k/a Lasalle National Bank.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              FRANCHISE FINANCE CORPORATION OF AMERICA


Date:  February 27, 2001      By: /s/ John Barravecchia
                                  ---------------------------------------------
                                  John Barravecchia, Executive Vice
                                  President, Chief Financial Officer, Treasurer and Assistant Secretary

                                  EXHIBIT INDEX


 EXHIBIT NO.                           DESCRIPTION
 -----------                           -----------

     2.01 Articles of Merger between FFCA Maryland Corp. and Franchise Finance Corporation of America.

     2.02 Certificate of Ownership and Merger merging Franchise Finance Corporation of America into FFCA Maryland Corp.

     3.01 The Amendment and Restatement of Charter of Franchise Finance Corporation of America is included in Exhibit 2.01, and is incorporated herein by reference.

     3.02      Bylaws of Franchise Finance Corporation of America.

    99.01 Third Amended and Restated Sale and Servicing Agreement, dated as of January 1, 2001, among FFCA Franchise Loan Owner Trust 1998-1, FFCA Loan Warehouse Corporation, FFCA Acquisition Corporation, Franchise Finance Corporation of America and LaSalle Bank National Association f/k/a LaSalle National Bank.

    99.02 Amended and Restated Note Purchase Agreement, dated as of January 1, 2001, among FFCA Franchise Loan Owner Trust 1998-1, FFCA Acquisition Corporation, FFCA Loan Warehouse Corporation, and Morgan Stanley Securitization Funding Inc.

    99.03 Fifth Amended and Restated Indenture Supplement, dated as of January 1, 2001, between FFCA Franchise Loan Owner Trust 1998-1 and LaSalle Bank National Association f/k/a Lasalle National Bank.